UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report
December 31, 2018
Columbia Real Estate Equity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted to that website and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically for Fund shares held directly with the Fund by calling 800.345.6611 or by electing to enroll in eDelivery by logging into your account at columbiathreadneedleus.com/investor/ or, if your Fund shares are held through a financial intermediary, by contacting that intermediary directly.
You may elect to receive all future reports in paper free of charge. You can inform the Fund (if you hold Fund shares directly with the Fund) or your financial intermediary (if you hold Fund shares through a financial intermediary) that you wish to continue receiving paper copies of your shareholder reports in the same manner as described in the above paragraph. Your election to receive reports in paper will apply to all Columbia Funds where held (i.e., if held directly with the Columbia Funds Complex, then your election applies to all Columbia Funds held there, or, if your Fund shares are held through a financial intermediary, then your election applies to all Funds held there).
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Real Estate Equity Fund   |  Annual Report 2018

Columbia Real Estate Equity Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Real Estate Equity Fund (the Fund) seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs).
Portfolio management
Arthur Hurley, CFA
Portfolio Manager
Managed Fund since 2006
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended December 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	-7.48	6.56	10.56
	Including sales charges		-12.82	5.31	9.90
Advisor Class*		11/08/12	-7.30	6.81	10.82
Class C	Excluding sales charges	10/13/03	-8.24	5.75	9.73
	Including sales charges		-9.10	5.75	9.73
Institutional Class		04/01/94	-7.23	6.83	10.83
Institutional 2 Class*		03/07/11	-7.12	6.97	10.95
Institutional 3 Class*		03/01/17	-7.07	6.91	10.87
Class R*		09/27/10	-7.78	6.29	10.23
FTSE Nareit Equity REITs Index			-4.62	7.90	12.12
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Nareit Equity REITs Index reflects performance of all publicly traded equity real estate investment trusts (REITs), other than those designated as timber REITs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Real Estate Equity Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2008 — December 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at December 31, 2018)
Simon Property Group, Inc.	8.9
Digital Realty Trust, Inc.	6.6
Equity LifeStyle Properties, Inc.	6.2
Essex Property Trust, Inc.	5.8
Alexandria Real Estate Equities, Inc.	4.6
SL Green Realty Corp.	4.6
American Homes 4 Rent, Class A	4.5
Host Hotels & Resorts, Inc.	4.4
ProLogis, Inc.	4.4
AvalonBay Communities, Inc.	4.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2018)
Common Stocks	99.3
Money Market Funds	0.7
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at December 31, 2018)
Real Estate
Health Care REITs	4.0
Hotel & Resort REITs	6.9
Industrial REITs	10.0
Office REITs	14.6
Residential REITs	28.8
Retail REITs	10.2
Specialized REITs	25.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Real Estate Equity Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2018, the Fund’s Class A shares returned -7.48% excluding sales charges. The Fund underperformed its benchmark, the FTSE Nareit Equity REITS Index, which returned -4.62% for the same period. Stock selection and sector allocation decisions overall detracted from the Fund’s performance during the period.
Real estate market performed in line with broad U.S. equity market in 2018
The U.S. real estate market, as measured by the benchmark, performed in line with the broad U.S. equity market, as measured by the -4.38% return of the S&P 500 Index, during the period.
Real estate securities underperformed the broader U.S. equity market during the first calendar quarter. Real estate investment trusts (REITs) struggled primarily because of the rising interest rate environment, as the Federal Reserve (Fed) increased the targeted federal funds rate in March 2018. The yield on the 10-year U.S. Treasury rose significantly. Also, fundamentals in most REIT sub-sectors were uninspiring. Despite another increase in interest rates by the Fed in June 2018, real estate securities outperformed the broader U.S. equity market during the second quarter. With U.S. Treasury yields holding rather steady, REITs became more attractive to investors. Fundamentals benefited from steady demand for commercial space. Further, low vacancy rates helped keep rents rising for most of the major property types. The REIT market also experienced a number of merger and acquisition transactions during the second quarter of 2018, which supported higher valuations in the real estate sector.
The performance of REITs then slipped during the third quarter of 2018. REIT market softness resulted primarily from investors re-focusing on the rising interest rate environment, with another Fed interest rate hike in September 2018 and higher U.S. Treasury yields, coupled with concerns about the length of the economic recovery. During the fourth calendar quarter, real estate securities were affected by many of the same macro forces that created volatility in the broader U.S. equity market. Still, the REIT market significantly outperformed the broader U.S. equity market during the fourth quarter, supported in large part by the more stable cash flows of REITs. Investors seemed to be seeking “safety” from the volatility in the U.S. stock market and from the heightened uncertainty surrounding the pace of economic growth. Interest rates also supported the REIT market. Despite a fourth calendar year interest rate hike by the Fed in December, the 10-year U.S. Treasury yield ended December at approximately 2.68%, compared to 3.08% at the end of September 2018.
Positioning in health care and office sub-sectors hurt Fund results most
Both stock selection and allocation positioning in the health care, office, free standing, lodging/resorts and industrial sub-sectors hurt the Fund’s relative results most during the annual period. Stock selection in the specialty sub-sector and the Fund’s overweights in the single family home and data center sub-sectors, which each lagged the benchmark during the period, further dampened the Fund’s relative performance.
Among individual holdings, the biggest disappointments were SL Green Realty and Highwoods Properties. SL Green Realty operates in the office sub-sector. SL Green Realty is viewed by investors as a proxy for the Manhattan office market, and investors have remained concerned about the direction of fundamentals and valuations in the market. During the annual period, top-down Manhattan office market statistics pointed to some softening, thus pressuring SL Green Realty’s shares. Highwoods Properties owns and operates office properties. Its funds from operations guidance for calendar year 2018 was below most investors’ expectations, and its lease economics were slightly weaker than the market expected, driving its share price to a double-digit decline.
Manufactured homes and regional malls positioning buoyed results most
From a REIT industry perspective, the Fund’s results were helped most by having an overweight in the manufactured homes sub-sector, which outpaced the benchmark during the period, and by effective stock selection in the regional malls sub-sector. Further buoying the Fund’s relative performance was having exposure to infrastructure, i.e. cell tower, properties, which are not a component of the benchmark, but which outpaced the benchmark during the annual period. Having no exposure to the diversified sub-sector, which significantly lagged the benchmark during the annual period, also helped. Having an underweight to the shopping center sub-sector, which underperformed the benchmark during the annual period, and effective stock selection in the data center sub-sector added value as well.
4	Columbia Real Estate Equity Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Among individual holdings held, Equity LifeStyle Properties and Essex Property Trust were standout performers. Equity LifeStyle Properties is the leading operator of manufactured home communities, recreational vehicle resorts and campgrounds in North America. During the second half of the annual period in particular, the company produced attractive and rather predictable growth, and all of its business lines exceeded market expectations. Essex Property Trust is focused on the ownership, operation, management and development predominantly of apartment communities and other multifamily residential communities located along the Pacific Coast. Supply in its markets decreased, and job growth remained healthy. This meant that demand for Pacific Coast’s properties, in many investors’ views, should remain solid, especially in areas like Seattle and San Jose, where employment growth has been particularly strong. Concerns about rent control in California persisted, but the risk appeared to have already been reflected in the company’s share price.
Shifting market conditions and bottom-up stock selection drove portfolio changes
During the period, we increased the Fund’s weightings relative to the benchmark in the industrial, lodging/resorts, manufactured home, self-storage and shopping center sub-sectors. We decreased the Fund’s weightings relative to the benchmark in the single family home, office, free standing, specialty and health care sub-sectors during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Like real estate, real estate investment trusts (REITs) are subject to illiquidity, valuation and financing complexities, taxes, default, bankruptcy and other economic, political or regulatory occurrences. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Real Estate Equity Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2018 — December 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	919.90	1,018.85	6.23	6.55	1.28
Advisor Class	1,000.00	1,000.00	921.30	1,020.12	5.02	5.27	1.03
Class C	1,000.00	1,000.00	916.40	1,015.00	9.91	10.42	2.04
Institutional Class	1,000.00	1,000.00	921.30	1,020.12	5.02	5.27	1.03
Institutional 2 Class	1,000.00	1,000.00	922.30	1,020.88	4.29	4.51	0.88
Institutional 3 Class	1,000.00	1,000.00	921.90	1,021.08	4.09	4.30	0.84
Class R	1,000.00	1,000.00	918.60	1,017.59	7.44	7.82	1.53
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Real Estate Equity Fund | Annual Report 2018

Portfolio of Investments
December 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Real Estate 99.0%
Health Care REITs 4.0%
MedEquities Realty Trust, Inc.	225,400	1,541,736
Ventas, Inc.	162,701	9,532,652
Total Health Care REITs		11,074,388
Hotel & Resort REITs 6.8%
Host Hotels & Resorts, Inc.	724,789	12,082,233
Pebblebrook Hotel Trust	99,795	2,825,196
Sunstone Hotel Investors, Inc.	304,519	3,961,792
Total Hotel & Resort REITs		18,869,221
Industrial REITs 9.9%
Duke Realty Corp.	262,500	6,798,750
First Industrial Realty Trust, Inc.	304,761	8,795,402
ProLogis, Inc.	204,394	12,002,016
Total Industrial REITs		27,596,168
Office REITs 14.5%
Alexandria Real Estate Equities, Inc.	109,845	12,658,538
Corporate Office Properties Trust	179,275	3,770,153
Highwoods Properties, Inc.	230,630	8,923,075
Mack-Cali Realty Corp.	114,269	2,238,530
SL Green Realty Corp.	159,593	12,620,614
Total Office REITs		40,210,910
Residential REITs 28.5%
American Homes 4 Rent, Class A	630,130	12,508,081
AvalonBay Communities, Inc.	66,123	11,508,708
Equity LifeStyle Properties, Inc.	176,374	17,131,207
Equity Residential	113,800	7,511,938
Essex Property Trust, Inc.	64,925	15,920,259
Invitation Homes, Inc.	471,217	9,462,037
Sun Communities, Inc.	48,700	4,953,277
Total Residential REITs		78,995,507
Common Stocks (continued)
Issuer	Shares	Value ($)
Retail REITs 10.1%
Retail Value, Inc.	26,709	683,483
Simon Property Group, Inc.	145,144	24,382,741
SITE Centers Corp.	271,593	3,006,535
Total Retail REITs		28,072,759
Specialized REITs 25.2%
American Tower Corp.	21,320	3,372,611
Coresite Realty Corp.	62,887	5,485,633
Crown Castle International Corp.	45,000	4,888,350
CubeSmart	258,923	7,428,501
Digital Realty Trust, Inc.	169,714	18,083,027
Equinix, Inc.	24,091	8,493,523
Extra Space Storage, Inc.	79,800	7,220,304
Farmland Partners, Inc.	98,400	446,736
Four Corners Property Trust, Inc.	267,808	7,016,569
Life Storage, Inc.	61,700	5,737,483
Outfront Media, Inc.	101,752	1,843,746
Total Specialized REITs		70,016,483
Total Real Estate		274,835,436
Total Common Stocks (Cost: $203,092,009)		274,835,436

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.459%(a),(b)	2,067,051	2,066,844
Total Money Market Funds (Cost: $2,066,844)		2,066,844
Total Investments in Securities (Cost $205,158,853)		276,902,280
Other Assets & Liabilities, Net		762,898
Net Assets		$277,665,178
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
December 31, 2018
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2018.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.459%
	1,221,320	70,198,364	(69,352,633)	2,067,051	(1,339)	(61)	26,905	2,066,844
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Real Estate Equity Fund | Annual Report 2018

Portfolio of Investments  (continued)
December 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Real Estate	274,835,436	—	—	—	274,835,436
Money Market Funds	—	—	—	2,066,844	2,066,844
Total Investments in Securities	274,835,436	—	—	2,066,844	276,902,280
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2018	9

Statement of Assets and Liabilities
December 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $203,092,009)	$274,835,436
Affiliated issuers (cost $2,066,844)	2,066,844
Cash	768
Receivable for:
Capital shares sold	140,668
Dividends	1,767,237
Prepaid expenses	1,238
Trustees’ deferred compensation plan	78,513
Total assets	278,890,704
Liabilities
Payable for:
Capital shares purchased	1,000,041
Management services fees	17,143
Distribution and/or service fees	1,914
Transfer agent fees	69,231
Compensation of board members	1,141
Compensation of chief compliance officer	32
Other expenses	57,511
Trustees’ deferred compensation plan	78,513
Total liabilities	1,225,526
Net assets applicable to outstanding capital stock	$277,665,178
Represented by
Paid in capital	204,591,227
Total distributable earnings (loss) (Note 2)	73,073,951
Total - representing net assets applicable to outstanding capital stock	$277,665,178
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Real Estate Equity Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
December 31, 2018
Class A
Net assets	$63,934,444
Shares outstanding	5,298,702
Net asset value per share	$12.07
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.81
Advisor Class
Net assets	$479,766
Shares outstanding	38,878
Net asset value per share	$12.34
Class C
Net assets	$4,794,584
Shares outstanding	397,474
Net asset value per share	$12.06
Institutional Class
Net assets	$136,078,622
Shares outstanding	11,250,246
Net asset value per share	$12.10
Institutional 2 Class
Net assets	$7,699,774
Shares outstanding	638,713
Net asset value per share	$12.06
Institutional 3 Class
Net assets	$59,639,781
Shares outstanding	4,893,896
Net asset value per share	$12.19
Class R
Net assets	$5,038,207
Shares outstanding	418,011
Net asset value per share	$12.05
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2018	11

Statement of Operations
Year Ended December 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$8,479,227
Dividends — affiliated issuers	26,905
Total income	8,506,132
Expenses:
Management services fees	2,389,889
Distribution and/or service fees
Class A	184,483
Class C	86,775
Class R	29,275
Class T	24
Transfer agent fees
Class A	145,452
Advisor Class	1,017
Class C	17,609
Institutional Class	302,173
Institutional 2 Class	4,525
Institutional 3 Class	4,880
Class K	5
Class R	11,560
Class T	18
Plan administration fees
Class K	22
Compensation of board members	17,173
Custodian fees	7,326
Printing and postage fees	74,955
Registration fees	117,509
Audit fees	35,300
Legal fees	6,859
Compensation of chief compliance officer	119
Other	23,672
Total expenses	3,460,620
Expense reduction	(1,160)
Total net expenses	3,459,460
Net investment income	5,046,672
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,284,334
Investments — affiliated issuers	(1,339)
Net realized gain	8,282,995
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(36,495,881)
Investments — affiliated issuers	(61)
Net change in unrealized appreciation (depreciation)	(36,495,942)
Net realized and unrealized loss	(28,212,947)
Net decrease in net assets resulting from operations	$(23,166,275)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Real Estate Equity Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)
Operations
Net investment income	$5,046,672	$7,216,315
Net realized gain	8,282,995	61,475,597
Net change in unrealized appreciation (depreciation)	(36,495,942)	(44,550,746)
Net increase (decrease) in net assets resulting from operations	(23,166,275)	24,141,166
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,163,530)
Advisor Class	(36,177)
Class C	(544,081)
Institutional Class	(11,198,736)
Institutional 2 Class	(634,073)
Institutional 3 Class	(5,441,623)
Class R	(396,239)
Class T	(635)
Net investment income
Class A		(1,353,329)
Advisor Class		(6,577)
Class B		(1,844)
Class C		(103,837)
Class I		(846,436)
Institutional Class		(3,796,229)
Institutional 2 Class		(151,405)
Institutional 3 Class		(884,793)
Class K		(824)
Class R		(83,841)
Class T		(286)
Net realized gains
Class A		(10,526,113)
Advisor Class		(62,694)
Class B		(2,570)
Class C		(1,651,152)
Institutional Class		(21,078,042)
Institutional 2 Class		(1,019,711)
Institutional 3 Class		(8,826,977)
Class K		(5,873)
Class R		(824,484)
Class T		(2,340)
Total distributions to shareholders (Note 2)	(23,415,094)	(51,229,357)
Decrease in net assets from capital stock activity	(22,710,485)	(187,394,570)
Total decrease in net assets	(69,291,854)	(214,482,761)
Net assets at beginning of year	346,957,032	561,439,793
Net assets at end of year	$277,665,178	$346,957,032
Excess of distributions over net investment income	$(87,713)	$(71,519)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2018	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	593,777	7,930,512	492,431	7,648,846
Distributions reinvested	373,884	4,911,238	793,942	11,366,068
Redemptions	(1,699,030)	(22,344,780)	(2,791,207)	(43,044,981)
Net decrease	(731,369)	(9,503,030)	(1,504,834)	(24,030,067)
Advisor Class
Subscriptions	20,023	263,660	23,544	374,807
Distributions reinvested	2,681	35,990	4,735	68,861
Redemptions	(21,472)	(288,919)	(17,988)	(282,491)
Net increase	1,232	10,731	10,291	161,177
Class B
Subscriptions	—	—	857	13,130
Distributions reinvested	—	—	280	4,389
Redemptions	—	—	(48,255)	(755,254)
Net decrease	—	—	(47,118)	(737,735)
Class C
Subscriptions	29,817	393,572	42,906	658,464
Distributions reinvested	37,781	496,672	115,126	1,642,156
Redemptions	(613,227)	(8,151,496)	(318,729)	(4,942,549)
Net decrease	(545,629)	(7,261,252)	(160,697)	(2,641,929)
Class I
Subscriptions	—	—	1,798,542	27,825,117
Distributions reinvested	—	—	55,285	846,414
Redemptions	—	—	(8,901,018)	(137,156,701)
Net decrease	—	—	(7,047,191)	(108,485,170)
Institutional Class
Subscriptions	1,528,458	20,109,669	1,941,003	29,946,228
Distributions reinvested	738,656	9,724,326	1,544,658	22,154,289
Redemptions	(2,901,252)	(38,167,880)	(11,180,435)	(173,827,083)
Net decrease	(634,138)	(8,333,885)	(7,694,774)	(121,726,566)
Institutional 2 Class
Subscriptions	115,459	1,531,760	237,811	3,730,587
Distributions reinvested	48,327	633,874	81,774	1,170,685
Redemptions	(122,414)	(1,596,510)	(280,867)	(4,381,403)
Net increase	41,372	569,124	38,718	519,869
Institutional 3 Class
Subscriptions	2,104,893	27,746,603	14,103,481	219,175,993
Distributions reinvested	216,532	2,872,113	131,025	1,927,053
Redemptions	(2,122,651)	(27,924,076)	(9,539,384)	(150,290,817)
Net increase	198,774	2,694,640	4,695,122	70,812,229
Class K
Subscriptions	2	16	—	—
Distributions reinvested	—	—	431	6,211
Redemptions	(3,426)	(44,632)	(525)	(8,333)
Net decrease	(3,424)	(44,616)	(94)	(2,122)
Class R
Subscriptions	64,945	859,691	115,889	1,773,950
Distributions reinvested	19,360	253,943	40,435	577,422
Redemptions	(147,032)	(1,939,777)	(232,759)	(3,611,658)
Net decrease	(62,727)	(826,143)	(76,435)	(1,260,286)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Real Estate Equity Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	December 31, 2018		December 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class T
Distributions reinvested	32	426	151	2,165
Redemptions	(1,290)	(16,480)	(403)	(6,135)
Net decrease	(1,258)	(16,054)	(252)	(3,970)
Total net decrease	(1,737,167)	(22,710,485)	(11,787,264)	(187,394,570)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2018	$14.02	0.18	(1.17)	(0.99)	(0.19)	(0.77)	(0.96)
Year Ended 12/31/2017	$15.37	0.22	0.56	0.78	(0.22)	(1.91)	(2.13)
Year Ended 12/31/2016	$15.30	0.22	0.54	0.76	(0.23)	(0.46)	(0.69)
Year Ended 12/31/2015	$15.95	0.21	0.42	0.63	(0.21)	(1.07)	(1.28)
Year Ended 12/31/2014	$12.98	0.20	3.54	3.74	(0.20)	(0.57)	(0.77)
Advisor Class
Year Ended 12/31/2018	$14.32	0.23	(1.21)	(0.98)	(0.23)	(0.77)	(1.00)
Year Ended 12/31/2017	$15.65	0.29	0.55	0.84	(0.26)	(1.91)	(2.17)
Year Ended 12/31/2016	$15.56	0.30	0.52	0.82	(0.27)	(0.46)	(0.73)
Year Ended 12/31/2015	$16.20	0.31	0.36	0.67	(0.24)	(1.07)	(1.31)
Year Ended 12/31/2014	$13.18	0.25	3.57	3.82	(0.23)	(0.57)	(0.80)
Class C
Year Ended 12/31/2018	$14.02	0.06	(1.16)	(1.10)	(0.09)	(0.77)	(0.86)
Year Ended 12/31/2017	$15.37	0.11	0.56	0.67	(0.11)	(1.91)	(2.02)
Year Ended 12/31/2016	$15.30	0.11	0.53	0.64	(0.11)	(0.46)	(0.57)
Year Ended 12/31/2015	$15.95	0.09	0.42	0.51	(0.09)	(1.07)	(1.16)
Year Ended 12/31/2014	$12.98	0.09	3.54	3.63	(0.09)	(0.57)	(0.66)
Institutional Class
Year Ended 12/31/2018	$14.05	0.22	(1.17)	(0.95)	(0.23)	(0.77)	(1.00)
Year Ended 12/31/2017	$15.40	0.25	0.57	0.82	(0.26)	(1.91)	(2.17)
Year Ended 12/31/2016	$15.33	0.26	0.54	0.80	(0.27)	(0.46)	(0.73)
Year Ended 12/31/2015	$15.98	0.24	0.43	0.67	(0.25)	(1.07)	(1.32)
Year Ended 12/31/2014	$13.00	0.24	3.54	3.78	(0.23)	(0.57)	(0.80)
Institutional 2 Class
Year Ended 12/31/2018	$14.01	0.24	(1.18)	(0.94)	(0.24)	(0.77)	(1.01)
Year Ended 12/31/2017	$15.36	0.29	0.56	0.85	(0.29)	(1.91)	(2.20)
Year Ended 12/31/2016	$15.29	0.29	0.53	0.82	(0.29)	(0.46)	(0.75)
Year Ended 12/31/2015	$15.94	0.31	0.38	0.69	(0.27)	(1.07)	(1.34)
Year Ended 12/31/2014	$12.98	0.11	3.68	3.79	(0.26)	(0.57)	(0.83)
Institutional 3 Class
Year Ended 12/31/2018	$14.15	0.25	(1.19)	(0.94)	(0.25)	(0.77)	(1.02)
Year Ended 12/31/2017(d)	$15.97	0.28	0.10	0.38	(0.29)	(1.91)	(2.20)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Real Estate Equity Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2018	$12.07	(7.48%)	1.29%	1.29% (c)	1.35%	18%	$63,934
Year Ended 12/31/2017	$14.02	5.07%	1.28%	1.28% (c)	1.41%	27%	$84,557
Year Ended 12/31/2016	$15.37	4.99%	1.24%	1.24% (c)	1.43%	36%	$115,826
Year Ended 12/31/2015	$15.30	4.32%	1.25%	1.25% (c)	1.33%	32%	$123,136
Year Ended 12/31/2014	$15.95	29.08%	1.24%	1.24% (c)	1.38%	35%	$131,148
Advisor Class
Year Ended 12/31/2018	$12.34	(7.30%)	1.03%	1.03% (c)	1.69%	18%	$480
Year Ended 12/31/2017	$14.32	5.37%	1.04%	1.04% (c)	1.85%	27%	$539
Year Ended 12/31/2016	$15.65	5.28%	1.00%	1.00% (c)	1.86%	36%	$428
Year Ended 12/31/2015	$15.56	4.56%	1.00%	1.00% (c)	1.98%	32%	$363
Year Ended 12/31/2014	$16.20	29.31%	1.00%	0.99% (c)	1.71%	35%	$95
Class C
Year Ended 12/31/2018	$12.06	(8.24%)	2.04%	2.04% (c)	0.47%	18%	$4,795
Year Ended 12/31/2017	$14.02	4.28%	2.03%	2.03% (c)	0.68%	27%	$13,222
Year Ended 12/31/2016	$15.37	4.21%	1.99%	1.99% (c)	0.68%	36%	$16,965
Year Ended 12/31/2015	$15.30	3.53%	2.00%	2.00% (c)	0.56%	32%	$18,523
Year Ended 12/31/2014	$15.95	28.13%	1.99%	1.99% (c)	0.62%	35%	$21,155
Institutional Class
Year Ended 12/31/2018	$12.10	(7.23%)	1.04%	1.04% (c)	1.63%	18%	$136,079
Year Ended 12/31/2017	$14.05	5.32%	1.03%	1.03% (c)	1.60%	27%	$167,023
Year Ended 12/31/2016	$15.40	5.23%	0.99%	0.99% (c)	1.68%	36%	$301,531
Year Ended 12/31/2015	$15.33	4.57%	1.00%	1.00% (c)	1.56%	32%	$319,237
Year Ended 12/31/2014	$15.98	29.43%	0.99%	0.99% (c)	1.63%	35%	$359,305
Institutional 2 Class
Year Ended 12/31/2018	$12.06	(7.12%)	0.89%	0.89%	1.81%	18%	$7,700
Year Ended 12/31/2017	$14.01	5.48%	0.89%	0.89%	1.89%	27%	$8,368
Year Ended 12/31/2016	$15.36	5.39%	0.85%	0.85%	1.86%	36%	$8,580
Year Ended 12/31/2015	$15.29	4.74%	0.85%	0.85%	2.05%	32%	$7,102
Year Ended 12/31/2014	$15.94	29.50%	0.85%	0.85%	0.82%	35%	$157
Institutional 3 Class
Year Ended 12/31/2018	$12.19	(7.07%)	0.85%	0.85%	1.88%	18%	$59,640
Year Ended 12/31/2017(d)	$14.15	2.38%	0.84% (e)	0.84% (e)	2.13% (e)	27%	$66,446
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2018	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 12/31/2018	$14.01	0.15	(1.18)	(1.03)	(0.16)	(0.77)	(0.93)
Year Ended 12/31/2017	$15.36	0.19	0.56	0.75	(0.19)	(1.91)	(2.10)
Year Ended 12/31/2016	$15.29	0.19	0.53	0.72	(0.19)	(0.46)	(0.65)
Year Ended 12/31/2015	$15.94	0.17	0.42	0.59	(0.17)	(1.07)	(1.24)
Year Ended 12/31/2014	$12.97	0.17	3.53	3.70	(0.16)	(0.57)	(0.73)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Real Estate Equity Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 12/31/2018	$12.05	(7.78%)	1.54%	1.54% (c)	1.12%	18%	$5,038
Year Ended 12/31/2017	$14.01	4.81%	1.53%	1.53% (c)	1.22%	27%	$6,735
Year Ended 12/31/2016	$15.36	4.73%	1.49%	1.49% (c)	1.21%	36%	$8,557
Year Ended 12/31/2015	$15.29	4.06%	1.50%	1.50% (c)	1.09%	32%	$9,140
Year Ended 12/31/2014	$15.94	28.78%	1.49%	1.49% (c)	1.15%	35%	$9,922
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Real Estate Equity Fund | Annual Report 2018	19

Notes to Financial Statements
December 31, 2018
Note 1. Organization
Columbia Real Estate Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
The Fund no longer accepts investments by existing investors in Class K shares. When available, Class K shares were not subject to sales charges and were made available only to existing investors in Class K shares. On March 9, 2018, Class K shares were redeemed or exchanged for Advisor Class shares of the Fund in a tax free transaction that had no impact on fees and expenses paid by the shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
20	Columbia Real Estate Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Real Estate Equity Fund | Annual Report 2018	21

Notes to Financial Statements  (continued)
December 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, Management implemented disclosure changes which included removing the components of
22	Columbia Real Estate Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Funds’ net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.66% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2018 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K, Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Real Estate Equity Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
December 31, 2018
For the year ended December 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Advisor Class	0.20
Class C	0.20
Institutional Class	0.20
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class K	0.01 (a)
Class R	0.20
Class T	0.18 (a)

(a)	Unannualized.
The Fund and certain other affiliated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. The liability remaining at December 31, 2018 for non-recurring charges associated with the lease amounted to $524 and was recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended December 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $1,160.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services. As a result of all Class K shares of the Fund being redeemed or exchanged for Advisor Class shares, March 9, 2018 was the last day the Fund paid a plan administration fee for Class K shares.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a service fee or distribution fee for Class T shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
24	Columbia Real Estate Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended December 31, 2018, if any, are listed below:
Amount ($)
Class A	33,649
Class C	268
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2018 through April 30, 2019	Prior to May 1, 2018
Class A	1.32%	1.32%
Advisor Class	1.07	1.07
Class C	2.07	2.07
Institutional Class	1.07	1.07
Institutional 2 Class	0.93	0.985
Institutional 3 Class	0.88	0.935
Class R	1.57	1.57
The Fund had a voluntary expense reimbursement arrangement from May 1, 2018 to June 30, 2018. The annual limitation rates were the same under the voluntary expense reimbursement arrangement, which changed to a contractual arrangement effective July 1, 2018 through April 30, 2019.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Real Estate Equity Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
December 31, 2018
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,267,560	(2,267,560)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2018			Year Ended December 31, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,145,836	18,269,258	23,415,094	7,229,401	43,999,956	51,229,357
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	2,445,814	—	70,715,850
At December 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
206,186,430	80,250,571	(9,534,721)	70,715,850
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $55,348,788 and $94,084,295, respectively, for the year ended December 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
26	Columbia Real Estate Equity Fund | Annual Report 2018

Notes to Financial Statements  (continued)
December 31, 2018
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2018.
Note 9. Significant risks
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Real estate sector risk
The risks associated with the ownership of real estate and the real estate industry in general can include fluctuations in the value of the properties underlying the Fund’s portfolio holdings, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.
REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Shareholder concentration risk
At December 31, 2018, two unaffiliated shareholders of record owned 25.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 32.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Real Estate Equity Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
December 31, 2018
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Real Estate Equity Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Real Estate Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Real Estate Equity Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein(collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Real Estate Equity Fund | Annual Report 2018	29

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Section 199A dividends	Capital gain dividend
100.00%	$9,036,370
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. Of this amount, $8,830,264 was subject to a long term capital gains tax rate of not greater than 20% and $206,107 was subject to a long term capital gains tax rate of not greater than 25%.
30	Columbia Real Estate Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of February 19, 2019, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Real Estate Equity Fund | Annual Report 2018	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
32	Columbia Real Estate Equity Fund | Annual Report 2018

TRUSTEES AND OFFICERS  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Real Estate Equity Fund | Annual Report 2018	33

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of February 19, 2019, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Real Estate Equity Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Real Estate Equity Fund | Annual Report 2018	35

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Real Estate Equity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN212_12_J01_(02/19)

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$29,300	$27,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$6,300	$9,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2018 and December 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$225,000	$225,000

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended December 31, 2018 and December 31, 2017 are approximately as follows:

2018	2017
$231,300	$234,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                      Columbia Funds Series Trust I

By (Signature and Title)                  /s/ Christopher O. Petersen

Christopher O. Petersen, President and Principal Executive Officer

Date                                                  February 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                 /s/ Christopher O. Petersen

Christopher O. Petersen, President and Principal Executive Officer

Date                                                  February 20, 2019

By (Signature and Title)                  /s/ Michael G. Clarke

Michael G. Clarke, Chief Financial Officer

Date                                                  February 20, 2019